Filed Pursuant to Rule 497(k)
Registration No. 333-270997; 811-23859
Zevenbergen Genea Fund

Investor Class	ZVGNX
Institutional Class	ZVGIX

Supplement dated December 19, 2025 to the
Summary Prospectus dated October 31, 2025

We wish to inform you that at the recommendation of Zevenbergen Capital Investments LLC (“ZCI”), the investment advisor of the Zevenbergen Genea Fund (the “Target Fund”), the Board of Trustees of Advisor Managed Portfolios (the “Trust”) has approved an Agreement and Plan of Reorganization whereby the Target Fund would reorganize out of the Trust and into a newly created series (the “Acquiring Fund”) of Virtus ETF Trust II (the “Reorganization”).

The Acquiring Fund will be structured as an exchange-traded fund, meaning its shares will be listed on an exchange and traded in the secondary market. The Reorganization is intended to be tax-free for U.S. federal income tax purposes. However, some shareholders may receive cash compensation for fractional shares of the Target Fund held on the date of the Reorganization. The redemption of these fractional shares may be a taxable event, albeit a small one.

The Acquiring Fund will have the same investment objective and substantially similar investment strategy and principal risks of the Target Fund. The Acquiring Fund will be overseen by a different board of trustees than the Target Fund and will receive certain key services from different service providers than the Target Fund. Virtus Investment Advisers, LLC will serve as the investment adviser to the Acquiring Fund. ZCI will serve as the sub-adviser and will continue to provide portfolio management services after the Reorganization.

During the first quarter of 2026, shareholders of the Target Fund will receive a proxy statement containing detailed information and soliciting their vote with respect to the proposed Reorganization. If approved, the Reorganization is anticipated to take effect during the second quarter of 2026, or such other date as the parties may agree. When you receive your proxy statement, please review it carefully and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

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Please retain this supplement with your Summary Prospectus.